Taxation (Details) - USD ($) $ in Thousands	1 Months Ended	12 Months Ended
	Jul. 22, 2020	Dec. 31, 2020	Dec. 31, 2019
Taxation (Details) [Line Items]
Taxation, description		Labuan Business Activity Tax Law has been revised and accordingly, Labuan registered entities can no longer elect to pay the RM20 thousand flat tax rate and instead are subject to 3% tax on the audited net profits. In 2020, IGI Labuan recorded tax expense of USD 66 thousand representing 3% of the audited net profits. In 2019, IGI Labuan has recorded a net loss, and as a result no income tax has been accrued for the year. In 2018, IGI Labuan elected to pay a fixed income tax of RM20 thousand equivalent to USD 5 thousand based on the old prevailing tax law applicable to that financial year.
Tax rate percentage		10.00%
Operating cost percentage		5.00%
Deferred tax assets amount		$ 55	$ 347
United Kingdom [Member]
Taxation (Details) [Line Items]
Taxation, description	the UK Government enacted that the UK corporation tax rate would remain at 19% and not reduce to 17% (the previously enacted rate) from 1 April 2020. Any deferred tax balances included within the accounts have been calculated with reference to the rate of 19%, as required under IFRS. An increase from the current 19% UK corporation tax rate to 25%, effective from 1 April 2023, was announced in the Budget on 3 March 2021. This rate change is not expected to have a material impact on the deferred tax balances recognised at the statement of financial position date.